[Canada Life Insurance Company of New York Logo]


August, 2002



Dear Policyowner:

Enclosed is the Trillium Semi-Annual Report for the period ending June 30, 2002. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.

Thank you for selecting Canada Life's Trillium variable annuity to meet your financial needs.

Sincerely,


/s/ Ronald E. Beettam
---------------------
Ronald E. Beettam

Encl.





       Variable products are issued by Canada Life Insurance Company of
                       New York and offered through its
  Subsidiary, Canada Life of America Financial Services, Inc. (Member NASD)

The attached are incorporated by reference herein to the semi-annual report filed by and on behalf of the following:

CIK:  0000817841
Form Type:  N-30D
File Number:  811-05221
Company:  Seligman Portfolios, Inc.,
Filed:  August 29, 2002

         Portfolios include: Seligman Bond, Seligman Capital, Seligman Common Stock, Seligman Communications and Information, Seligman Frontier, Seligman Global Growth, Seligman Global Smaller Companies, Seligman Global Technology, Seligman High-Yield Bond, Seligman Income, Seligman International Growth, Seligman Large-Cap Growth, Seligman Large-Cap Value, and Seligman Small-Cap Value.

Trillium
CANADA LIFE OF NEW YORK VARIABLE ACCOUNT 2 PERFORMANCE
Average Annual Total Returns for Periods Ended June 30, 2002
Assuming Contract Continues

                                                              Year-to                                           Since      Inception
                                                               Date*        1 Year     3 Year    5 Year       Inception      Date
                                                              Year-to                                           Since      Inception
                                                               Date*        1 Year     3 Year    5 Year       Inception      Date
Seligman Communications and Information Portfolio            (29.11)%      (34.30)%   (10.97)%    5.12%         6.57%       1/31/96
Seligman Global Technology Portfolio                          (23.54)       (32.54)    (8.76)     6.93          7.41        5/1/96
Seligman Frontier Porfolio                                    (11.91)       (16.47)    (6.33)    (4.80)         0.65        1/31/96
Seligman Small-Cap Value Portfolio                            (2.23)         7.12      13.45       --          13.75        5/1/98
Seligman Global Smaller Companies Portfolio                   (7.44)        (15.25)    (6.73)    (4.15)        (0.09)       1/31/96
Seligman Capital Portfolio                                    (23.27)       (32.61)    (1.51)     6.42          8.11        1/31/96
Seligman Global Growth Portfolio                              (12.81)       (20.07)    (8.90)     0.22          1.84        5/1/96
Seligman Large-Cap Value Portfolio                            (16.18)       (22.01)    (6.56)      --          (2.77)       5/1/98
Seligman Common Stock Portfolio                               (12.44)       (19.18)    (12.17)   (0.77)         3.56        1/31/96
Seligman International Growth Portfolio                       (3.55)        (12.72)    (16.84)   (8.53)        (4.31)       1/31/96
Seligman Income Portfolio                                     (7.52)        (9.20)     (4.24)    (0.32)         1.20        1/31/96
Seligman High-Yield Bond Portfolio                            (6.08)        (14.09)    (11.35)   (5.73)        (2.35)       1/31/96
Seligman Investment Grade Fixed Income Portfolio+              2.29          4.40       4.65      4.13          3.20        1/31/96
Seligman Cash Management Portfolio Current Yield 0.71%++      (0.19)         0.40       2.97      3.29          3.38        1/31/96

 * Not annualized.
 + Formerly Seligman Bond Portfolio.
++ Annualized for the seven-day period ended June 30, 2002. The current yield figure shown more closely reflects the current earnings of the Portfolio than total return figures. Although Seligman Cash Management Portfolio seeks to preserve the value of investments at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Trillium Fixed Account's rate for the one-year Guarantee Period was 3.25% as of June 30, 2002.
Prior to March 31, 2000, Seligman employed a sub-advisor which was responsible for providing portfolio management services with respect to the non-US investments of the Global Technology, Global Smaller Companies, Global Growth, and International Growth Portfolios. As of March 31, 2000, Seligman will continue to use such sub-advisory services only for Seligman Global Smaller Companies Portfolio.
Performance quoted represents past performance, and the investment return and principal value of an investment will fluctuate so that units, when surrendered, may be worth more or less than their original cost. Performance of the variable portfolios reflects the performance of Seligman Portfolios, Inc., the underlying investment vehicle for the Trillium Variable Account, adjusted for the current fees and charges (excluding CDSC) associated with Trillium since the variable account commenced operations on 1/31/96. For performance figures with CDSC, please see reverse side. The fixed account is held in the general account of Canada Life Insurance Company of New York (CLNY) and provides a guarantee, by CLNY, against loss of principal, and guarantees payment of a specified current rate of interest. Please contact your financial advisor or call Seligman Advisors at 800-221-2783 for a prospectus containing full details including information on fees and charges. Please read the prospectus carefully before investing or sending money. Withdrawals may be subject to federal income tax, and a 10% federal tax penalty if made before age 591/2. Withdrawals will reduce a policy's cash value and death benefit. Depending on the performance of the underlying investment options, the cash value available for withdrawals may be worth more or less than the original amount invested.
The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. A portfolio that concentrates its investments in one sector of the economy, such as technology, may be subject to greater share price fluctuations than a more diversified portfolio. The stocks of smaller companies may be subject to above-average market price fluctuations. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political conditions. A portfolio with fewer holdings, such as Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, may be subject to greater volatility than a portfolio with a greater number of holdings. High-yield bonds are subject to a greater risk of loss of principal and interest than higher-rated investment-grade bonds. Purchasers should carefully assess the risks associated with an investment in Seligman High-Yield Bond Portfolio.

Trillium
CANADA LIFE OF NEW YORK VARIABLE ACCOUNT 2 PERFORMANCE
Average Annual Total Returns for Periods Ended June 30, 2002
Assuming Contract Is Surrendered at End of Period

                                                             Year-to                                           Since      Inception
                                                              Date*        1 Year    3 Year     5 Year       Inception      Date
Seligman Communications and Information Portfolio           (34.51)%      (39.70)%  (12.90)%     4.68%         6.37%       1/31/96
Seligman Global Technology Portfolio                         (28.94)       (37.94)   (10.60)     6.52          7.21        5/1/96
Seligman Frontier Porfolio                                   (17.31)       (21.87)   (8.07)     (5.46)         0.38        1/31/96
Seligman Small-Cap Value Portfolio                           (7.63)         1.72     12.27        --          13.17        5/1/98
Seligman Global Smaller Companies Portfolio                  (12.84)       (20.65)   (8.49)     (4.80)        (0.37)       1/31/96
Seligman Capital Portfolio                                   (28.67)       (38.01)   (3.08)      5.99          7.92        1/31/96
Seligman Global Growth Portfolio                             (18.21)       (25.47)   (10.75)    (0.32)         1.57        5/1/96
Seligman Large-Cap Value Portfolio                           (21.58)       (27.41)   (8.31)       --          (3.73)       5/1/98
Seligman Common Stock Portfolio                              (17.84)       (24.58)   (14.16)    (1.33)         3.33        1/31/96
Seligman International Growth Portfolio                      (8.95)        (18.12)   (19.07)    (9.32)        (4.67)       1/31/96
Seligman Income Portfolio                                    (12.92)       (14.60)   (5.90)     (0.87)         0.93        1/31/96
Seligman High-Yield Bond Portfolio                           (11.48)       (19.49)   (13.30)    (6.42)        (2.67)       1/31/96
Seligman Investment Grade Fixed Income Portfolio+            (3.11)        (1.00)     3.26       3.67          2.96        1/31/96
Seligman Cash Management Portfolio Current Yield 0.71%++     (5.59)        (5.00)     1.53       2.81          3.14        1/31/96

  * Not annualized.
  + Formerly Seligman Bond Portfolio.
 ++ Annualized for the seven-day period ended June 30, 2002. The current yield figure shown more closely reflects the current earnings of the Portfolio than total return figures. Although Seligman Cash Management Portfolio seeks to preserve the value of investments at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Trillium Fixed Account's rate for the one-year Guarantee Period was 3.25% as of June 30, 2002.

Issued by: Canada Life Insurance Company of New York, 410 Saw Mill Road, Suite 1010, Ardsley, NY 10502 New York Policy Forms 30099/30100 and 30125/30126 -
subject to state approval For more information contact: Seligman Advisors, Inc., 100 Park Avenue, New York, NY 10017 o (800) 221-2783

Prior to March 31, 2000, Seligman employed a sub-advisor which was responsible for providing portfolio management services with respect to the non-US investments of the Global Technology, Global Smaller Companies, Global Growth, and International Growth Portfolios. As of March 31, 2000, Seligman will continue to use such sub-advisory services only for Seligman Global Smaller Companies Portfolio.
Performance quoted represents past performance, and the investment return and principal value of an investment will fluctuate so that units, when surrendered, may be worth more or less than their original cost. Performance of the variable portfolios reflects the performance of Seligman Portfolios, Inc., the underlying investment vehicle for the Trillium Variable Account, adjusted for Trillium's current fees and charges and including the maximum CDSC of 6% since the variable account commenced operations on 1/31/96. Trillium's CDSC for current premiums (premiums paid during the current and previous six policy years) starts at 6% and decreases in steps, depending on the number of policy years since the premium was paid, as follows: less than two years, 6%; at least two, but less than four, 5%; at least four, but less than five, 4%; at least five, but less than six, 3%; at least six, but less than seven, 2%; at least seven, no charge. The fixed account is held in the general account of Canada Life Insurance Company of New York (CLNY) and provides a guarantee, by CLNY, against loss of principal, and guarantees payment of a specified current rate of interest. Please contact your financial advisor or call Seligman Advisors at 800-221-2783 for a prospectus containing full details including information on fees and charges. Please read the prospectus carefully before investing or sending money. Withdrawals may be subject to federal income tax, and a 10% federal tax penalty if made before age 591/2. Withdrawals will reduce a policy's cash value and death benefit. Depending on the performance of the underlying investment options, the cash value available for withdrawals may be worth more or less than the original amount invested.
Investing in Trillium portfolios involves risk, including possible loss of principal. Shares of the Trillium portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and are subject to market fluctuations.